CLARION PARTNERS REAL ESTATE INCOME FUND INC.

(Percentages shown based on Fund net assets)

Consolidated schedule of investments (unaudited)	March 31, 2022

				VALUE
PRIVATE REAL ESTATE - 118.6%
EQUITY - 104.7%
REAL ESTATE INVESTMENTS - 78.7%
Industrial - 21.4%
100 Friars Boulevard, West Deptford, NJ				$28,200,000	(a)
3828 Civic Center, Las Vegas, NV				7,800,000	(a)
12000 East 56th Avenue, Denver, CO				13,195,629	(a)

Total Industrial				49,195,629

Life Science - 8.3%
55 Messina Drive, Braintree, MA				19,200,000	(a)

Mixed-Use - 37.7%
Congress Commons, Austin, TX				39,200,000	(a)
The Sheds on Charlotte, Nashville, TN				47,265,666	(a)

Total Mixed-Use				86,465,666

Multifamily - 11.3%
Anker Haus, Charlotte, NC				25,900,000	(a)

TOTAL REAL ESTATE INVESTMENTS				180,761,295

			STATED OWNERSHIP %(b)
INVESTMENTS IN NON-CONSOLIDATED JOINT VENTURES - 26.0%
Industrial - 11.1%
456 Sullivan Avenue, South Windsor, CT			95.0%	25,540,370	(a)

Multifamily - 14.9%
Mosaic at Largo Station, Largo, MD			92.5%	34,180,983	(a)

TOTAL INVESTMENTS IN NON-CONSOLIDATED JOINT VENTURES				59,721,353

TOTAL EQUITY (Cost - $216,686,040)				240,482,648

	RATE	MATURITY DATE	FACE AMOUNT
DEBT - 13.9%
INVESTMENTS IN REAL ESTATE LOANS - 13.9%
Mixed-Use - 7.8%
Aertson Midtown Mezzanine B Loan	9.140%	10/1/25	$18,000,000	17,864,512	(a)

Office - 6.1%
Memphis Logistics Mezzanine Loan	6.500%	8/9/23	14,000,000	14,000,000	(a)(c)

TOTAL INVESTMENTS IN REAL ESTATE LOANS (Cost - $32,000,000)				31,864,512

TOTAL PRIVATE REAL ESTATE (Cost - $248,686,040)				272,347,160

See Notes to Consolidated Schedule of Investments.

Clarion Partners Real Estate Income Fund Inc. 2022 Quarterly Report	1

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

(Percentages shown based on Fund net assets)

Consolidated schedule of investments (unaudited) (cont’d)	March 31, 2022

	RATE	MATURITY DATE	FACE AMOUNT	VALUE
PUBLICLY-TRADED REAL ESTATE SECURITIES - 13.3%
COLLATERALIZED MORTGAGE OBLIGATIONS(d) - 12.4%
Banc of America Commercial Mortgage Trust, 2017-BNK3 E	4.506%	2/15/50	$1,000,000	$764,591	(e)(f)
BIG Commercial Mortgage Trust, 2022-BIG F (1 mo. Term SOFR + 5.436%)	5.737%	2/15/39	500,000	499,766	(e)(f)
BWAY Mortgage Trust, 2015-1740 E	4.450%	1/10/35	500,000	433,889	(e)(f)
BX Commercial Mortgage Trust, 2021-VINO A (1 mo. USD LIBOR + 0.652%)	1.049%	5/15/38	500,000	488,094	(e)(f)
BX Commercial Mortgage Trust, 2022-LP2 G (1 mo. Term SOFR + 4.106%)	4.411%	2/15/39	500,000	489,389	(e)(f)
BX Trust, 2021-ARIA D (1 mo. USD LIBOR + 1.895%)	2.292%	10/15/36	500,000	489,909	(e)(f)
BX Trust, 2021-SDMF F (1 mo. USD LIBOR + 1.937%)	2.334%	9/15/34	500,000	481,309	(e)(f)
COLT Mortgage Loan Trust, 2022-2 B1	4.045%	2/25/67	500,000	450,690	(e)(f)
CSMC OA LLC, 2014-USA F	4.373%	9/15/37	420,000	314,390	(e)
CSMC Trust, 2019-ICE4 A (1 mo. USD LIBOR + 0.980%)	1.377%	5/15/36	600,000	597,140	(e)(f)
CSMC Trust, 2019-RIO B (1 mo. USD LIBOR + 7.000%, 8.000% floor)	8.000%	12/15/22	1,000,000	975,883	(e)(f)
CSMC Trust, 2020-LOTS A (1 mo. USD LIBOR + 3.975%, 4.725% floor)	4.725%	7/15/22	692,000	685,316	(e)(f)
Ellington Financial Mortgage Trust, 2020-2 B2	4.804%	10/25/65	500,000	493,097	(e)(f)
Ellington Financial Mortgage Trust, 2022-1 B1	3.896%	1/25/67	750,000	670,750	(e)(f)
Extended Stay America Trust, 2021-ESH A (1 mo. USD LIBOR + 1.080%)	1.477%	7/15/38	496,942	491,685	(e)(f)
FARM Mortgage Trust, 2021-1 B	3.247%	7/25/51	187,520	165,898	(e)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA3 B2 (30 Day Average SOFR + 6.250%)	6.349%	10/25/33	725,000	706,406	(e)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA6 B2 (30 Day Average SOFR + 7.500%)	7.599%	10/25/41	750,000	714,357	(e)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2021-1 BXS	11.058%	9/25/60	750,000	687,471	(e)(f)

See Notes to Consolidated Schedule of Investments.

2	Clarion Partners Real Estate Income Fund Inc. 2022 Quarterly Report

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

(Percentages shown based on Fund net assets)

Consolidated schedule of investments (unaudited) (cont’d)	March 31, 2022

	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(d) - (continued)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-SPI1 B	4.042%	9/25/47	$156,022	$144,963	(e)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-DNA3 B1 (1 mo. USD LIBOR + 3.900%)	4.357%	9/25/48	370,000	363,902	(e)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2019-DNA3 B2 (1 mo. USD LIBOR + 8.150%)	8.607%	7/25/49	750,000	765,729	(e)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2019-FTR4 B2 (1 mo. USD LIBOR + 5.000%)	5.457%	11/25/47	750,000	680,608	(e)(f)
Federal National Mortgage Association (FNMA) - CAS, 2015-C03 1M2 (1 mo. USD LIBOR + 5.000%)	5.457%	7/25/25	341,406	347,606	(e)(f)
Federal National Mortgage Association (FNMA) - CAS, 2016-C04 1B (1 mo. USD LIBOR + 10.250%)	10.707%	1/25/29	247,469	262,690	(e)(f)
Federal National Mortgage Association (FNMA) - CAS, 2017-C05 1M2 (1 mo. USD LIBOR + 2.200%)	2.657%	1/25/30	91,479	92,015	(e)(f)
Federal National Mortgage Association (FNMA) - CAS, 2018-C06 1B1 (1 mo. USD LIBOR + 3.750%)	4.207%	3/25/31	350,000	346,265	(e)(f)
Federal National Mortgage Association (FNMA) - CAS, 2020-R01 1B1 (1 mo. USD LIBOR + 3.250%)	3.707%	1/25/40	140,000	130,733	(e)(f)
Federal National Mortgage Association (FNMA) - CAS, 2021-R01 1B1 (30 Day Average SOFR + 3.100%)	3.199%	10/25/41	500,000	461,649	(e)(f)
Federal National Mortgage Association (FNMA) - CAS, 2021-R03 1B2 (30 Day Average SOFR + 5.500%)	5.599%	12/25/41	500,000	446,792	(e)(f)
Federal National Mortgage Association (FNMA) - CAS, 2021-R03 1M1 (30 Day Average SOFR + 0.850%)	0.949%	12/25/41	654,911	646,911	(e)(f)
FRR Re-REMIC Trust, 2018-C1 D720, PO	0.000%	8/27/47	550,000	525,866	(e)
GS Mortgage Securities Corp. II, 2018-SRP5 C (1 mo. USD LIBOR + 4.000%)	4.397%	9/15/31	540,072	198,869	(e)(f)
GS Mortgage Securities Corp. Trust, 2018-3PCK B (1 mo. USD LIBOR + 2.500%)	2.897%	9/15/31	575,000	567,298	(e)(f)

See Notes to Consolidated Schedule of Investments.

Clarion Partners Real Estate Income Fund Inc. 2022 Quarterly Report	3

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

(Percentages shown based on Fund net assets)

Consolidated schedule of investments (unaudited) (cont’d)	March 31, 2022

	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(d) - (continued)
Hawaii Hotel Trust, 2019-MAUI F (1 mo. USD LIBOR + 2.750%)	3.147%	5/15/38	$400,000	$390,420	(e)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2017-FL11 E (1 mo. USD LIBOR + 4.020%)	4.417%	10/15/32	350,000	339,785	(e)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-MKST G (1 mo. USD LIBOR + 4.250%)	4.647%	12/15/36	175,000	158,345	(e)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-MKST H (1 mo. USD LIBOR + 6.750%)	7.147%	12/15/36	175,000	150,103	(e)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFL (1 mo. USD LIBOR + 3.000%)	3.431%	1/16/37	451,670	436,297	(e)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNNZ M	8.542%	1/16/37	285,350	258,138	(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2021-HTL5 F (1 mo. USD LIBOR + 4.265%)	4.662%	11/15/38	500,000	484,124	(e)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2021-NYMZ M (1 mo. USD LIBOR + 7.250%)	7.647%	6/15/26	500,000	495,028	(e)(f)
MBRT, 2019-MBR H1 (1 mo. USD LIBOR + 4.250%)	4.647%	11/15/36	475,000	465,492	(e)(f)
Mello Warehouse Securitization Trust, 2021-1 G (1 mo. USD LIBOR + 4.375%)	4.832%	2/25/55	390,000	388,674	(e)(f)
MRCD Mortgage Trust, 2019-PRKC A	4.250%	12/15/36	1,600,000	1,387,561	(e)(f)
MTN Commercial Mortgage Trust, 2022-LPFL F (1 mo. Term SOFR + 5.285%)	5.335%	3/15/39	500,000	499,939	(e)(f)
NewRez Warehouse Securitization Trust, 2021-1 F (1 mo. USD LIBOR + 5.250%)	5.707%	5/25/55	325,000	321,477	(e)(f)
OBX Trust, 2022-NQM1 A2	3.001%	11/25/61	750,000	711,626	(e)(f)
PMT Credit Risk Transfer Trust, 2019-3R A (1 mo. USD LIBOR + 2.700%)	3.145%	10/27/22	219,439	219,113	(e)(f)
Radnor RE Ltd., 2020-1 M2B (1 mo. USD LIBOR + 2.250%)	2.707%	1/25/30	425,000	402,137	(e)(f)
SMR Mortgage Trust, 2022-IND G (1 mo. Term SOFR + 7.500%)	7.801%	2/15/39	964,590	959,842	(e)(f)
SREIT Trust, 2021-MFP A (1 mo. USD LIBOR + 0.731%)	1.127%	11/15/38	500,000	490,291	(e)(f)

See Notes to Consolidated Schedule of Investments.

4	Clarion Partners Real Estate Income Fund Inc. 2022 Quarterly Report

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

(Percentages shown based on Fund net assets)

Consolidated schedule of investments (unaudited) (cont’d)	March 31, 2022

	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(d) - (continued)
Tharaldson Hotel Portfolio Trust, 2018-THL E (1 mo. USD LIBOR + 3.480%)	3.770%	11/11/34	$445,544	$428,922	(e)(f)
Tharaldson Hotel Portfolio Trust, 2018-THL F (1 mo. USD LIBOR + 4.252%)	4.542%	11/11/34	445,544	431,526	(e)(f)
UBS Commercial Mortgage Trust, 2018-C15 D	5.101%	12/15/51	570,000	523,614	(e)(f)
UBS Commercial Mortgage Trust, 2018- NYCH G (1 mo. USD LIBOR + 4.838%)	5.235%	2/15/32	400,000	378,620	(e)(f)
Verus Securitization Trust, 2020-5 B1	3.707%	5/25/65	500,000	479,602	(e)(f)
Wells Fargo Commercial Mortgage Trust, 2022-JS2 G	3.454%	12/15/39	750,000	556,160	(e)(f)
Wells Fargo Commercial Mortgage Trust, 2022-ONL F	5.092%	12/15/39	500,000	438,410	(e)(f)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $29,120,106)				28,377,172

ASSET-BACKED SECURITIES - 0.9%
Argent Securities Inc., Asset-Backed Pass- Through Certificates, 2003-W3 M1 (1 mo. USD LIBOR + 1.125%)	1.582%	9/25/33	220,596	216,637	(f)
Cascade MH Asset Trust, 2019-MH1 M	5.985%	11/25/44	300,000	297,173	(e)(f)
Cascade MH Asset Trust, 2021-MH1 B2	5.573%	2/25/46	500,000	476,758	(e)
Cascade MH Asset Trust, 2021-MH1 B3	7.595%	2/25/46	500,000	446,123	(e)(f)
First Franklin Mortgage Loan Trust, 2006- FF15 A5 (1 mo. USD LIBOR + 0.160%)	0.617%	11/25/36	151,690	150,100	(f)
TRTX Issuer Ltd., 2022-FL5 E (30 Day Average SOFR + 4.350%)	4.400%	2/15/39	500,000	499,481	(e)(f)

TOTAL ASSET-BACKED SECURITIES (Cost - $2,110,016)				2,086,272

TOTAL PUBLICLY-TRADED REAL ESTATE SECURITIES (Cost - $31,230,122)				30,463,444
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $279,916,162)				302,810,604

			SHARES
SHORT-TERM INVESTMENTS - 4.7%
Dreyfus Government Cash Management,
Institutional Shares	0.201%		5,842,223	5,842,223
Dreyfus Treasury Securities Cash
Management, Institutional Shares	0.139%		4,919,531	4,919,531

TOTAL SHORT-TERM INVESTMENTS (Cost - $10,761,754)				10,761,754

TOTAL INVESTMENTS - 136.6% (Cost - $290,677,916)				313,572,358

Series A Cumulative Preferred Stock, at Liquidation Value - (0.0)%††				(125,000)
Other Liabilities in Excess of Other Assets - (36.6)%				(83,901,270)

TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS - 100.0%				$229,546,088

See Notes to Consolidated Schedule of Investments.

Clarion Partners Real Estate Income Fund Inc. 2022 Quarterly Report	5

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

Consolidated schedule of investments (unaudited) (cont’d)	March 31, 2022

††	Represents less than 0.1%.

(a)	Investment is valued using significant unobservable inputs (Note 1).

(b)	Stated ownership % represents the Fund’s contractual ownership in the joint venture prior to the impact of promote structures.

(c)	Floating rate loan (1 mo. LIBOR + 6.350%, 6.500% floor).

(d)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(f)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

Abbreviation(s) used in this schedule:

CAS	— Connecticut Avenue Securities
LIBOR	— London Interbank Offered Rate
PO	— Principal Only
REMIC	— Real Estate Mortgage Investment Conduit
Re-REMIC	— Resecuritization of Real Estate Mortgage Investment Conduit
SOFR	— Secured Overnight Financing Rate
USD	— United States Dollar

At March 31, 2022, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury 5-Year Notes	8	6/22	$942,862	$917,500	$25,362

This Consolidated Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Consolidated Schedule of Investments.

6	Clarion Partners Real Estate Income Fund Inc. 2022 Quarterly Report

Notes to Consolidated Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Clarion Partners Real Estate Income Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that continuously offers its shares. The Fund is a Maryland corporation and has elected to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Board of Directors authorized 400 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide current income and long-term capital appreciation.

The Fund seeks to achieve its objective by investing primarily in a portfolio of private commercial real estate and publicly traded real estate securities.

Generally, all investments made by the Fund in private commercial real estate, including real property and investments in real estate loans, will be made through individual special purpose vehicles (“SPV”). Unless otherwise noted, this schedule of investments is the consolidated schedule of investments of the Fund and each SPV. Investments which are joint ventures, where no party has control, are not consolidated and are carried at fair value as disclosed below.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The Fund calculates its net asset value by subtracting liabilities (including accrued expenses or distributions) from the total assets of the Fund (the value of investments, plus cash or other assets, including interest and distributions accrued but not yet received). The Fund’s assets and liabilities are valued in accordance with GAAP using the principles set forth below.

Private commercial real estate

The fair values of investments in real estate loans are generally determined by discounting the future contractual cash flows to the present value using a current market interest rate. The market rate is determined by considering one or more of the following criteria as appropriate: (i) interest rates for loans of comparable quality and maturity, (ii) the value of the underlying collateral and (iii) the prevailing state of the debt markets. The valuations of investments in real estate loans are prepared by independent external appraisers on a monthly basis. The significant unobservable inputs used in the fair value measurement of the Fund’s investment in real estate loans are the selection of certain credit spreads and the loan to value ratios.

The fair values of real estate investments are generally determined by considering the income, cost and sales comparison approaches of estimating property value. The income approach estimates an income stream for a property (typically 10 years) and discounts this income plus a reversion (presumed sale) into a present value at a risk adjusted rate. Yield rates and growth assumptions utilized in this approach are derived from market

7

Notes to Consolidated Schedule of Investments (unaudited) (continued)

transactions as well as other financial and industry data. The cost approach estimates the replacement cost of the building less physical depreciation plus the land value. Generally, this approach provides a check on the value derived using the income approach. The sales comparison approach compares recent transactions to the appraised property. Adjustments are made for dissimilarities that typically provide a range of value. The discount rate and the exit capitalization rate are significant inputs to these valuations. These rates are based on the location, type and nature of each property, and current and anticipated market conditions.

Many factors are also considered in the determination of fair value including, but not limited to, the operating cash flows and financial performance of the properties, property types and geographic locations, the physical condition of the asset, prevailing market capitalization rates, prevailing market discount rates, general economic conditions, economic conditions specific to the market in which the assets are located, and any specific rights or terms associated with the investment. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the values that would be determined by negotiations held between parties in a sale transaction.

The valuations of real estate investments are prepared by independent external appraisers. Limited scope, restricted appraisals are performed on a monthly basis and typically include a limited comparable sales analysis and a full discounted cash flow income approach. Annually, a full-scope, detailed appraisal report is completed and typically includes a market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis and direct capitalization method. The full-scope report is prepared by an additional third-party appraisal firm. Since appraisals consider the estimated effect of physical depreciation, historical cost depreciation and amortization on real estate related assets have been excluded from net investment income. Development costs and major renovations are capitalized as a component of cost, while routine maintenance and repairs are expensed as incurred.

Investments in non-consolidated joint ventures are stated at fair value. The Fund’s ownership interests are valued based on the Fund’s ownership interest in the underlying entities and the fair value of the underlying real estate, using the same techniques as described within this Note. Any other factors, such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions, and capital call obligations are also considered. Upon the disposition of all investments in joint ventures by an investee entity, the Fund will continue to state its equity in the remaining net assets of the investee entity during the wind down period, if any, that occurs prior to the dissolution of the investee entity.

8

Notes to Consolidated Schedule of Investments (unaudited) (continued)

Real estate securities and other investments

The valuations for fixed income securities (which may include, but are not limited to, corporate bonds, mortgage-backed and asset-back securities, and collateralized mortgage obligations) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Valuation oversight

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The

9

Notes to Consolidated Schedule of Investments (unaudited) (continued)

Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

10

Notes to Consolidated Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Real Estate Investments	—	—	$180,761,295	$180,761,295
Investments in Non-Consolidated Joint Ventures	—	—	59,721,353	59,721,353
Investments in Real Estate Loans	—	—	31,864,512	31,864,512
Collateralized Mortgage Obligations	—	$28,377,172	—	28,377,172
Asset-Backed Securities	—	2,086,272	—	2,086,272

Total Long-Term Investments	—	30,463,444	272,347,160	302,810,604

Short-Term Investments†	$10,761,754	—	—	10,761,754

Total Investments	$10,761,754	$30,463,444	$272,347,160	$313,572,358

Other Financial Instruments:
Futures Contracts††	$25,362	—	—	$25,362

Total	$10,787,116	$30,463,444	$272,347,160	$313,597,720

†	See Consolidated Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments	Balance as of December 31, 2021	Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation)[1]	Purchases
Real Estate Investments	$118,000,000	—	—	$2,180,013	$60,581,282
Investments in Non-Consolidated Joint Ventures	57,421,600	—	—	1,922,753	377,000
Investments in Real Estate Loans	31,728,514	—	—	135,998	—

Total	$207,150,114	—	—	$4,238,764	$60,958,282

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Notes to Consolidated Schedule of Investments (unaudited) (continued)

Investments (cont’d)	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2022	Net change in unrealized appreciation (depreciation) for investments still held at March 31, 2022[1]
Real Estate Investments	—	—	—	$180,761,295	$2,180,013
Investments in Non-Consolidated Joint Ventures	—	—	—	59,721,353	1,922,753
Investments in Real Estate Loans	—	—	—	31,864,512	135,998

Total	—	—	—	$272,347,160	$4,238,764

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 3/31/22 (000’s)*	Valuation Technique(s)	Unobservable Input(s)	Value/Range	Impact to Valuation from an Increase in Input**
Real Estate Investments:
Industrial	$36,000	Discounted cash flow	Discount rate	5.75% to 6.00%	Decrease
			Exit capitalization rate	4.75% to 5.25%	Decrease
Life Science	$19,200	Discounted cash flow	Discount rate	5.75%	Decrease
			Exit capitalization rate	4.75%	Decrease
Mixed-Use	$39,200	Discounted cash flow	Discount rate	6.25%	Decrease
			Exit capitalization rate	5.50%	Decrease
Multifamily	$25,900	Discounted cash flow	Discount rate	6.00%	Decrease
			Exit capitalization rate	4.50%	Decrease
Investments in Non-Consolidated Joint Ventures:
Industrial	$25,540	Discounted cash flow	Discount rate	5.50%	Decrease
			Exit capitalization rate	4.50%	Decrease
Multifamily	$34,181	Discounted cash flow	Discount rate	6.25%	Decrease
			Exit capitalization rate	5.00%	Decrease

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Notes to Consolidated Schedule of Investments (unaudited) (continued)

	Fair Value at 3/31/22 (000’s)*	Valuation Technique(s)	Unobservable Input(s)	Value/ Range	Impact to Valuation from an Increase in Input**
Investments in Real Estate Loans:
Mixed-Use	$17,865	Yield Method	Credit spread	7.31%	Decrease
			Loan to value ratio	79.10%	Decrease
Office	$14,000	Yield Method	Loan to value ratio	88.10%	Decrease

*	Real estate investments of $60,461,295 are valued at cost as of March 31, 2022 in accordance with procedures approved by the Board of Directors.

**

This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

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